Exhibit 99.1

Contact:	Will Davis SVP of Marketing and Investor Relations Chief of Staff Phone: 917-519-6994 Email: davisw@lumosnet.com

Lumos Networks Corp. Reports Third Quarter 2017 Results

On a YoY Basis, Total Revenue up over 7%, Data Revenue up nearly 15%

FCC Approval Received for EQT Transaction

Third Quarter 2017 Highlights:

•	Year-over-year growth in consolidated revenues and Adjusted EBITDA

•	$55.6 million in total revenue, up over 7% year-over-year

•	Operating income of over $7.6 million compared to $9.2 million in the prior year period

•	Net loss of nearly $0.5 million or $0.02 loss per diluted share

•	$24.4 million in Adjusted EBITDA, up slightly from the prior year period

•	Total 3Q17 Data revenue of nearly $36 million, up nearly 15% year-over-year

•	Total combined FTTC and Enterprise revenue of nearly $27.9 million, up nearly 22% year-over-year

•	Combined FTTC/Enterprise constituted approximately 77% of total Data revenue compared to 73% in the prior year period

•	Added 59 enterprise lit buildings in the third quarter to reach 2,230 total lit buildings, up over 12% year-over-year

WAYNESBORO, VA – November 8, 2017 – Lumos Networks Corp. (“Lumos Networks”, “Lumos” or the “Company”) (Nasdaq: LMOS), a leading fiber-based service provider in the Mid-Atlantic region, today announced its results for the third quarter of 2017.

Total revenue for the third quarter of 2017 was $55.6 million, up over 7% from the prior year period. The Company generated operating income of $7.6 million for the three months ended September 30, 2017, down from $9.2 million in the prior year period.

Net loss attributable to Lumos Networks Corp. was slightly less than $0.5 million, or $0.02 loss per diluted share, for the third quarter of 2017, compared to net income of approximately $1.0 million, or $0.04 earnings per diluted share, in the prior year period. Total Adjusted EBITDA for the third quarter was $24.4 million, up slightly from the prior year period.

On February 18, 2017, the Company entered into a definitive agreement to be acquired by EQT Infrastructure for $18.00 per share in an all-cash transaction, resulting in an enterprise value of approximately $950 million. The Company today also announced that FCC approval has been received for the transaction and expects the transaction to close before the end of November 2017.

About Lumos Networks

Lumos Networks is a leading fiber-based service provider in the Mid-Atlantic region serving Carrier, Enterprise and Data Center customers, offering end-to-end connectivity in 26 markets in Virginia, West Virginia, North Carolina, Pennsylvania, Maryland, Ohio and Kentucky. With a fiber network of 11,028 fiber route miles and 517,244 total fiber strand miles, Lumos Networks connects 1,310 unique Fiber to the Cell sites, 1,684 total FTTC connections, 2,230 on-net buildings and over 3,500 total on-net locations. The Company also connects 44 total data centers, including five data centers acquired from DC74, two acquired from Clarity Communications and seven company owned co-location facilities. In 2016, Lumos Networks generated over $123 million in Data revenue over our fiber network. Detailed information about Lumos Networks is available at www.lumosnetworks.com.

Non-GAAP Measures

Contribution Margin is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other (income) expenses, net, restructuring charges, changes in the fair value of contingent consideration obligations, corporate general and administrative expenses, including equity-based compensation, transaction related charges, and amortization of actuarial gains or losses, and indirect operating expenses. Contribution Margin ratio is calculated as the ratio of Contribution Margin, as defined, to operating revenues.

Adjusted EBITDA is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization and accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other (income) expenses, net, equity-based compensation, amortization of actuarial losses, restructuring charges, transaction related charges and changes in fair value of contingent consideration obligations. Adjusted EBITDA margin is calculated as the ratio of Adjusted EBITDA, as defined, to operating revenues.

Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial performance measures. They should not be considered in isolation or as an alternative to measures determined in accordance with GAAP. Please refer to the schedules herein and our SEC filings for a reconciliation of these non-GAAP financial performance measures to the most comparable measures reported in accordance with GAAP and for a discussion of the presentation, comparability and use of such financial performance measures.

SPECIAL NOTE FROM THE COMPANY REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: the successful closing of the announced EQT Merger, including satisfying closing conditions; the timing to consummate the proposed Merger; any disruption from the proposed Merger making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; the Merger may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the Merger, the failure by EQT Infrastructure to obtain the necessary financing arrangement set forth in commitment letters received in connection with the Merger; the impact of our previous acquisitions of Clarity and DC74 on our operations; rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; our ability to grow our data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; our ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from our carrier businesses; our ability to separate our legacy business on a timely basis; our ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility and our unsecured debt obligations; our cash and capital requirements; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and our Annual Report filed on Form 10-K for the year ended December 31, 2016.

Exhibits:

•	Condensed Consolidated Balance Sheets

•	Condensed Consolidated Statements of Operations

•	Condensed Consolidated Statements of Cash Flows

•	Summary of Operating Results, Customer and Network Statistics

•	Reconciliation of Non-GAAP Financial Measures to GAAP Results

Lumos Networks Corp.

Condensed Consolidated Balance Sheets

(In thousands)	September 30, 2017	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$43,582	$33,575
Marketable securities	—	38,081
Accounts receivable, net	22,424	22,609
Other receivables	559	753
Income tax receivable	30	459
Prepaid expenses and other	6,804	5,028

Total Current Assets	73,399	100,505

Securities and investments	1,643	1,479
Property, plant and equipment, net	534,940	536,288
Other Assets
Goodwill	125,667	100,297
Other intangibles, net	18,092	8,503
Deferred charges and other assets	5,273	6,300

Total Other Assets	149,032	115,100

Total Assets	$759,014	$753,372

LIABILITIES AND EQUITY
Current Liabilities
Current portion of long-term debt	$73,825	$13,530
Accounts payable	7,076	8,607
Advance billings and customer deposits	14,275	14,140
Accrued compensation	1,665	1,491
Accrued operating taxes	5,999	4,518
Other accrued liabilities	10,034	5,000

Total Current Liabilities	112,874	47,286

Long-Term Liabilities
Long-term debt, net of unamortized discount and debt issuance costs, excluding current portion	388,027	454,885
Retirement benefits	15,227	16,029
Deferred income taxes, net	93,624	96,988
Other long-term liabilities	8,468	2,124

Total Long-term Liabilities	505,346	570,026

Stockholders’ Equity	139,869	135,174

Noncontrolling Interests	925	886

Total Equity	140,794	136,060

Total Liabilities and Equity	$759,014	$753,372

Lumos Networks Corp.

Condensed Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
(In thousands, except per share amounts)	2017	2016	2017	2016
Operating Revenues	$55,610	$51,771	$166,892	$155,013
Operating Expenses
Cost of revenue, exclusive of depreciation and amortization	10,042	9,657	30,978	29,948
Selling, general and administrative, exclusive of depreciation and amortization[1]	23,369	20,505	76,394	64,056
Depreciation and amortization	14,456	12,739	43,640	37,028
Accretion of asset retirement obligations	27	23	76	91
Restructuring charges	—	(384)	34	1,823
Change in fair value of contingent consideration obligations	100	—	700	—

Total Operating Expenses	47,994	42,540	151,822	132,946

Operating Income	7,616	9,231	15,070	22,067
Other Income (Expenses)
Interest expense	(7,771)	(7,164)	(22,756)	(21,165)
Other income, net	8	48	647	320

(Loss) Income Before Income Taxes	(147)	2,115	(7,039)	1,222
Income Tax Expense (Benefit)	335	1,046	(1,838)	1,712

Net (Loss) Income	(482)	1,069	(5,201)	(490)
Net Loss (Income) Attributable to Noncontrolling Interests	29	(46)	(39)	(137)

Net (Loss) Income Attributable to Lumos Networks Corp.	$(453)	$1,023	$(5,240)	$(627)

Basic and Diluted (Loss) Earnings per Common Share Attributable to Lumos Networks Corp. Stockholders:
Basic and diluted (loss) earnings per share	$(0.02)	$0.04	$(0.23)	$(0.03)

[1]	Includes equity-based compensation expense related to all of the Company’s share-based awards, annual employee bonuses paid in the form of immediately vested shares and the Company’s 401(k) matching contributions. Equity-based compensation totaled $1.2 million and $1.7 million for the three months ended September 30, 2017 and 2016, respectively, and $9.2 million and $8.5 million for the nine months ended September 30, 2017 and 2016, respectively. Also includes $0.7 million and $4.1 million of transaction related charges for the three and nine months ended September 30, 2017, respectively.

Lumos Networks Corp.

Condensed Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
(In thousands)	2017	2016
Cash Flows from Operating Activities:
Net Loss	$(5,201)	$(490)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	40,099	35,097
Amortization	3,541	1,931
Accretion of asset retirement obligations	76	91
Change in fair value of contingent consideration obligations	700	—
Deferred income taxes	(1,838)	1,374
Equity-based compensation expense	9,152	8,477
Amortization of debt issuance costs	3,586	3,345
Retirement benefits, net of cash contributions and distributions	175	340
Other	347	649
Changes in operating assets and liabilities, net	3,696	(5,027)

Net Cash Provided by Operating Activities	54,333	45,787

Cash Flows from Investing Activities:
Purchases of property, plant and equipment	(36,947)	(65,280)
Acquisition of Clarity Communications, LLC, net of cash acquired	(9,961)	—
Acquisition of DC74, LLC, net of cash acquired	(23,528)	—
Purchases of available-for-sale marketable securities	(4,000)	(57,142)
Proceeds from sale or maturity of available-for-sale marketable securities	42,096	107,075

Net Cash Used in Investing Activities	(32,340)	(15,347)

Cash Flows from Financing Activities:
Principal payments on senior secured term loans	(9,774)	(6,024)
Principal payments under capital lease obligations	(377)	(2,551)
Capital distribution to noncontrolling interests	—	(232)
Proceeds from stock option exercises and employee stock purchase plan	1,057	630
Repurchases of common stock to settle tax withholding obligations on employee stock awards	(2,892)	(2,354)

Net Cash Used in Financing Activities	(11,986)	(10,531)

Increase in cash and cash equivalents	10,007	19,909
Cash and cash equivalents:
Beginning of Period	33,575	13,267

End of Period	$43,582	$33,176

Lumos Networks Corp.

Operating Results, Customer and Network Statistics

(Dollars in thousands)	Three months ended:					Nine Months Ended:
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Revenue, Gross Margin, Contribution Margin and Adjusted EBITDA
Revenue
Enterprise Data	$18,111	$17,604	$16,473	$13,911	$13,549	$52,188	$38,428
Transport	8,135	8,221	8,454	8,106	8,499	24,810	26,500
FTTC	9,752	9,709	9,660	9,629	9,325	29,121	27,030

Total Data	35,998	35,534	34,587	31,646	31,373	106,119	91,958
Residential and Small Business	14,632	15,490	15,205	15,488	15,863	45,327	47,840
RLEC Access	4,980	5,342	5,124	4,752	4,535	15,446	15,215

Total Revenue	$55,610	$56,366	$54,916	$51,886	$51,771	$166,892	$155,013
Gross Margin
Data	84.5%	84.2%	84.2%	86.6%	85.5%	84.3%	85.1%
Residential and Small Business	69.4%	68.5%	67.3%	69.1%	67.7%	68.4%	66.0%
Contribution Margin[1]
Data	$27,982	$27,586	$26,968	$25,517	$24,822	$82,536	$72,689
Residential and Small Business	9,061	9,466	9,128	9,554	9,516	27,655	28,052
RLEC Access	4,825	5,179	4,970	4,591	4,360	14,974	14,723

Total Contribution Margin	$41,868	$42,231	$41,066	$39,662	$38,698	$125,165	$115,464
Contribution Margin Ratio[1]
Data	77.7%	77.6%	78.0%	80.6%	79.1%	77.8%	79.0%
Residential and Small Business	61.9%	61.1%	60.0%	61.7%	60.0%	61.0%	58.6%
RLEC Access	96.9%	96.9%	97.0%	96.6%	96.1%	96.9%	96.8%
Total Contribution Margin Ratio	75.3%	74.9%	74.8%	76.4%	74.7%	75.0%	74.5%
Adjusted EBITDA[1]
Data	$14,913	$15,105	$14,307	$14,311	$14,567	$44,325	$41,707
Residential and Small Business	5,150	5,660	5,121	5,506	5,723	15,931	16,211
RLEC Access	4,309	4,707	4,463	4,122	3,970	13,479	13,233

Total Adjusted EBITDA	$24,372	$25,472	$23,891	$23,939	$24,260	$73,735	$71,151
Adjusted EBITDA Margin[1]
Data	41.4%	42.5%	41.4%	45.2%	46.4%	41.8%	45.4%
Residential and Small Business	35.2%	36.5%	33.7%	35.6%	36.1%	35.1%	33.9%
RLEC Access	86.5%	88.1%	87.1%	86.7%	87.5%	87.3%	87.0%
Total Adjusted EBITDA Margin	43.8%	45.2%	43.5%	46.1%	46.9%	44.2%	45.9%
Capital Expenditures	$12,750	$11,100	$13,097	$18,747	$20,089	$36,947	$65,280
Adjusted EBITDA less Capital Expenditures	$11,622	$14,372	$10,794	$5,192	$4,171	$36,788	$5,871

Lumos Networks Corp.

Operating Results, Customer and Network Statistics (continued)

	Three months ended:
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Fiber Network Statistics
Fiber Route-Miles	11,028	10,983	10,907	10,112	9,204
Fiber Miles[2]	517,244	515,362	503,616	491,276	475,507
Fiber Markets	26	26	26	25	24
FTTC Unique Towers	1,310	1,307	1,306	1,304	1,297
FTTC Total Connections	1,684	1,672	1,663	1,659	1,642
On-Network Buildings	2,230	2,171	2,125	2,031	1,984
Data Centers[3]	44	43	43	36	36
Mobile Switching Centers	16	16	15	15	14
R&SB Statistics
Competitive Voice Connections[5]	58,089	61,186	62,972	65,285	68,084
Video Subscribers	5,454	5,601	5,723	5,851	5,841
Fiber-to-the-Premise Broadband Connections	9,485	9,415	9,330	8,972	8,307
Premises Passed by Fiber[4]	20,171	20,119	19,983	19,783	19,591
RLEC Access Lines[5]	21,501	22,071	22,483	22,991	23,381

[1]	Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See definitions on page 2 of this earnings release.
[2]	Fiber miles are calculated as the fiber route miles multiplied by the number of fiber strands within each cable (represents an average of 47 fibers per route as of September 30, 2017).
[3]	Data centers reported include both commercial and private data centers and Company-owned facilities offering commercial data center services.
[4]	Includes residential and small business locations passed by fiber and available for service. Approximately 92% of the premises passed by fiber and available for service as of September 30, 2017 were residential.
[5]	During the fourth quarter of 2016, the Company revised its competitive and RLEC voice connections as a result of enhanced system reporting capabilities. Historical voice connections for prior quarters have been revised to reflect the updated information.

Note: Certain prior period Adjusted EBITDA amounts have been reclassified to conform with the current year presentation.

Lumos Networks Corp.

Reconciliation of Net (Loss) Income Attributable to Lumos Networks Corp. to Contribution Margin

(Dollars in thousands)	2017	2016
For The Three Months Ended September 30,
Net (Loss) Income Attributable to Lumos Networks Corp.	$(453)	$1,023
Net (Loss) Income Attributable to Noncontrolling Interests	(29)	46

Net (Loss) Income	(482)	1,069
Income tax expense	335	1,046
Interest expense	7,771	7,164
Other income, net	(8)	(48)

Operating income	7,616	9,231
Depreciation and amortization and accretion of asset retirement obligations	14,483	12,762
Restructuring charges	—	(384)
Change in fair value of contingent consideration obligations	100	—
Indirect operating costs	10,239	9,121
Corporate general and administrative costs, including equity-based compensation and transaction related charges	9,430	7,968

Contribution Margin	$41,868	$38,698

Contribution Margin Ratio	75.3%	74.7%
For The Nine Months Ended September 30,
Net Loss Attributable to Lumos Networks Corp.	$(5,240)	$(627)
Net Income Attributable to Noncontrolling Interests	39	137

Net Loss	(5,201)	(490)
Income tax (benefit) expense	(1,838)	1,712
Interest expense	22,756	21,165
Other income, net	(647)	(320)

Operating Income	15,070	22,067
Depreciation and amortization and accretion of asset retirement obligations	43,716	37,119
Restructuring charges	34	1,823
Change in fair value of contingent consideration obligations	700	—
Indirect operating costs	31,184	26,657
Corporate general and administrative costs, including equity-based compensation and transaction related charges	34,461	27,798

Contribution Margin	$125,165	$115,464

Contribution Margin Ratio	75.0%	74.5%

Reconciliation of Net (Loss) Income Attributable to Lumos Networks Corp. to Adjusted EBITDA

(Dollars in thousands)	2017	2016
For The Three Months Ended September 30,
Net (Loss) Income Attributable to Lumos Networks Corp.	$(453)	$1,023
Net (Loss) Income Attributable to Noncontrolling Interests	(29)	46

Net (Loss) Income	(482)	1,069
Income tax expense	335	1,046
Interest expense	7,771	7,164
Other income, net	(8)	(48)

Operating income	7,616	9,231
Depreciation and amortization and accretion of asset retirement obligations	14,483	12,762
Amortization of actuarial losses	326	338
Equity-based compensation	1,156	1,661
Restructuring charges	—	(384)
Transaction related charges	691	652
Change in fair value of contingent consideration obligations	100	—

Adjusted EBITDA	$24,372	$24,260

Lumos Networks Corp.

Reconciliation of Net (Loss) Income Attributable to Lumos Networks Corp. to Adjusted EBITDA

(Dollars in thousands)	2017	2016
Adjusted EBITDA Margin	43.8%	46.9%
For The Nine Months Ended September 30,
Net Loss Attributable to Lumos Networks Corp.	$(5,240)	$(627)
Net Income Attributable to Noncontrolling Interests	39	137

Net Loss	(5,201)	(490)
Income tax (benefit) expense	(1,838)	1,712
Interest expense	22,756	21,165
Other income, net	(647)	(320)

Operating Income	15,070	22,067
Depreciation and amortization and accretion of asset retirement obligations	43,716	37,119
Amortization of actuarial losses	977	1,013
Equity-based compensation	9,152	8,477
Restructuring charges	34	1,823
Transaction related charges	4,086	652
Change in fair value of contingent consideration obligations	700	—

Adjusted EBITDA	$73,735	$71,151

Adjusted EBITDA Margin	44.2%	45.9%